Exhibit 10.17
TRANSACTION AGREEMENT
     THIS TRANSACTION AGREEMENT (“Agreement”) made as of July ___, 2005 by and among COGDELL SPENCER INC., a Maryland corporation (“CSI”); [Insert name of the relevant Existing Entity], a                                                               (the “Surviving Company”); CSA MERGER SUB No. ___, LLC, a                      limited liability company (the “Merging Company”); and COGDELL SPENCER LP, a Delaware limited partnership (“Parent”).
W I T N E S S E T H:
     WHEREAS, the owners of interests in the Surviving Company (the “Investors”) deem it advisable and in the best interests of the Surviving Company that the Merging Company be merged with and into the Surviving Company (the “Merger”) upon the terms and conditions set forth herein and in accordance with Section                      of the [Limited Liability Company] [Uniform Limited Partnership] Act (the “Act”) of the State of                      (the “State”); and
     WHEREAS, Parent, as sole Member of the Merging Company, deems it advisable and in the best interests of the Merging Company that it be merged with and into the Surviving Company upon the terms and conditions set forth herein and in accordance with Section                      of the Act.
     NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE I
PLAN OF MERGER
     1.1 Plan of Merger. Subject to the terms and conditions contained herein, the parties to this Agreement hereby adopt and agree to be bound by the Plan of Merger attached hereto as Exhibit A and incorporated herein by reference. The date and time when the Merger becomes effective are herein referred to as the “Effective Time.” Capitalized terms used herein which are not defined have the meanings ascribed to them in the Consent Solicitation Statement and Confidential Offering Memorandum of Cogdell Spencer Inc., Cogdell Spencer LP, and Cogdell Spencer Advisors Inc. dated May 27, 2005 (the “Offering Memorandum”).
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE SURVIVING COMPANY
     The Surviving Company represents and warrants to CSI, Parent and the Merging Company as follows:

     2.1 Organization. The Surviving Company is duly organized, validly existing and in good standing under the laws of the State and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Surviving Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not in the aggregate have a material adverse effect on the business, operations, prospects or financial condition of the Surviving Company.
     2.2 Authority Relative to This Agreement. The Surviving Company has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the [managers] [general partners] of the Surviving Company and no other proceedings on the part of the Surviving Company are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Surviving Company and constitutes a valid and binding agreement of the Surviving Company, enforceable against the Surviving Company in accordance with its terms.
     2.3 Consents and Approvals; No Violations. Except for applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), state Blue Sky laws, and the filing and recordation of articles of merger or other evidence of merger, as required by the Act, no filing with, and no permit, authorization, consent or approval of, any public body or authority, including courts of competent jurisdiction, domestic or foreign (“Governmental Entity”), is necessary for the consummation by the Surviving Company of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by the Surviving Company nor the consummation by the Surviving Company of the transactions contemplated hereby nor compliance by the Surviving Company with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the [Articles of Organization, Operating Agreement] [Certificate of Limited Partnership, Partnership Agreement] or other governing documents (the “Governing Documents”) of the Surviving Company, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which the Surviving Company is a party or by which it or any of its properties or assets may be bound or (iii) violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to the Surviving Company or any of its properties or assets, except (a) in the case of clauses (ii) or (iii) above for violations, breaches or defaults which are not in the aggregate material to the business, operations, prospects or financial condition of the Surviving Company and which will not prevent or delay the consummation of the transactions contemplated hereby, and (b) in the case of clause (ii) above for consents and/or waivers required under applicable loan and lease documents which consents and/or waivers will be obtained by the Surviving Company prior to the Effective Time.
     2.4 No Default. The Surviving Company is not in default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a default or violation) of any term, condition or provision of (i) its Governing Documents, (ii) any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which the Surviving Company is a party or by which it or any of its properties or assets may be bound or (iii) any order, writ, injunction, decree, statute, rule or regulation applicable to the Surviving Company, which defaults or violations would, in the aggregate, have a material adverse effect on the business, operations, prospects or financial condition of the Surviving Company, or which would prevent or delay the consummation of the transactions contemplated hereby.
     2.5 No Litigation. There is no action, suit, proceeding, review or, to the best knowledge of the Surviving Company, investigation pending or, to the best knowledge of the Surviving Company, threatened involving the Surviving Company, at law or in equity, or before any Governmental Entity which in the aggregate are reasonably likely to have a material adverse effect on the business, operations, prospects or financial condition of the Surviving Company.
     2.6 Compliance With Applicable Law. The business of the Surviving Company is not being conducted in violation of any applicable law, ordinance, rule, regulation, decree or order of any Governmental Entity, except for violations which in the aggregate do not and would not have a material adverse effect on the business, operations, prospects or financial condition of the Surviving Company.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF
CSI, PARENT AND THE MERGING COMPANY
     CSI, Parent and the Merging Company represent and warrant to the Surviving Company as follows:
     3.1 Organization. CSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite power to own, lease and operate its properties and to carry on its business as now being conducted. Parent is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Merging Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of CSI, Parent and the Merging Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not in the aggregate have a material adverse effect on the business, operations, prospects or financial condition of CSI, Parent and the Merging Company taken as a whole.
     3.2 Authority Relative to This Agreement. Each of CSI, Parent and the Merging Company has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of CSI, by the General Partner of Parent and by Parent as the sole member of the Merging Company, and no other proceedings on the part of CSI, Parent or the Merging Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of CSI, Parent and the Merging Company and constitutes a valid and binding agreement of each of CSI, Parent and the Merging Company, enforceable against each of CSI, Parent and the Merging Company in accordance with its terms.
     3.3 Consents and Approvals; No Violations. Except for applicable requirements of the Securities Act, state Blue Sky laws, and the filing and recordation of articles of merger or other evidence of merger, as required by the Act, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity, is necessary for the consummation by CSI, Parent and the Merging Company of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by CSI, Parent or the Merging Company nor the consummation by CSI, Parent or the Merging Company of their respective transactions contemplated hereby nor compliance by CSI, Parent or the Merging Company with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the articles of incorporation or bylaws of CSI, the certificate of limited partnership or partnership agreement of Parent or any provision of the articles of organization or operating agreement of the Merging Company, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which CSI, Parent or the Merging Company is a party or by which any of them or any of their properties or assets may be bound or (iii) violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to CSI, Parent, the Merging Company or any of their properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which are not in the aggregate material to the business, operations, prospects or financial condition of CSI, Parent or the Merging Company taken as a whole and which will not prevent or delay the consummation of the transactions contemplated hereby.
     3.4 No Default. None of CSI, Parent or the Merging Company is in default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a default or violation) of any term, condition or provision of (i) its articles of incorporation, bylaws, certificate of limited partnership, partnership agreement, articles of organization or operating agreement, as applicable, (ii) any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which CSI, Parent or the Merging Company is a party or by which they or any of their properties or assets may be bound or (iii) any order, writ, injunction, decree, statute, rule or regulation applicable to CSI, Parent or the Merging Company, which defaults or violations would, in the aggregate, have a material adverse effect on the business, operations, prospects or financial condition of CSI, Parent or the Merging Company taken as a whole or which would prevent or delay the consummation of the transactions contemplated hereby.
     3.5 No Litigation. There is no action, suit, proceeding, review or, to the best knowledge of CSI, Parent or the Merging Company, investigation pending or, to the best knowledge of CSI,

Parent or the Merging Company, threatened involving CSI, Parent or any of their subsidiaries, at law or in equity, or before any Governmental Entity which in the aggregate are reasonably likely to have a material adverse effect on the business, operations, prospects or financial condition of CSI, Parent or the Merging Company taken as a whole.
     3.6 Compliance With Applicable Law. The businesses of CSI, Parent and the Merging Company are not being conducted in violation of any applicable law, ordinance, rule, regulation, decree or order of any Governmental Entity, except for violations which in the aggregate do not and would not have a material adverse effect on the business, operations, prospects or financial condition of CSI, Parent and the Merging Company taken as a whole.
     3.7 Interim Operations of the Merging Company. The Merging Company was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.
ARTICLE IV
CONDITIONS
     4.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:
     (a) This Agreement will have been approved by the affirmative vote or consent of general partner of Parent, acting on behalf of Parent in its capacity as general partner of Parent and on behalf of the Merging Company in its capacity as general partner of the sole member of the Merging Company.
     (b) The initial public offering of CSI as described in the Offering Memorandum will have been completed.
     (c) The initial distribution levels established by CSI prior to the closing of the initial public offering in respect of the first year following the closing of the initial public offering will provide Investors with minimum distributions for such first year period of $750 for each $10,000 in Cash Amount, in respect of the actual number of shares or OP Units to be received by them in the Consolidation Transaction.
     (d) All authorizations, consents, orders or approvals of, or declarations or filings with, or expirations or terminations of waiting periods imposed by, any Governmental Entity, and all required third party consents, the failure to obtain which would have a material adverse effect on Parent and its subsidiaries, including the Surviving Company, taken as a whole, will have been filed, occurred or been obtained. Parent will have received all state securities or “Blue Sky” permits and other authorizations necessary to issue the OP Units and deliver the Common Stock pursuant to the Merger and the other terms of this Agreement.

     (e) No statute, rule, regulation, executive order, decree or injunction will have been enacted, entered, promulgated or enforced by any court or governmental authority which prohibits the consummation of the Merger and will be in effect.
     (f) There will be no legal proceedings pending that could prevent the consummation of the Merger or the Consolidation Transaction.
     4.2 Conditions to Obligations of Parent and the Merging Company. The obligations of Parent and the Merging Company to effect the Merger are further subject to the satisfaction at or prior to the Effective Time of the following conditions, unless waived by Parent and the Merging Company:
     (a) The representations and warranties of the Surviving Company set forth in this Agreement are true and correct as of the date of this Agreement, and will also be true in all material respects (except for such changes as are contemplated by the terms of this Agreement and such changes as would be required to be made in the exhibits to this Agreement if such schedules were to speak as of the Effective Time) on and as of the Effective Time with the same force and effect as though made on and as of the Effective Time, except if and to the extent any failures to be true and correct would not, in the aggregate, have a material adverse effect on the business, operations, prospects or financial condition of the Surviving Company.
     (b) From the date of this Agreement through the Effective Time, the Surviving Company will not have suffered any adverse changes in its business, operations or financial condition which are material to the Surviving Company (other than changes generally affecting the industries in which the Surviving Company operates, including changes due to actual or proposed changes in law or regulation, or changes relating to the transactions contemplated by this Agreement, including the change in control contemplated hereby).
     (c) The Surviving Company will have furnished Parent with such certificates, resolutions, opinions of counsel or other documents in connection with the Merger as may be reasonably requested by Parent.
     4.3 Conditions to Obligations of the Surviving Company. The obligation of the Surviving Company to effect the Merger is further subject to the satisfaction at or prior to the Effective Time of the following conditions, unless waived by the Surviving Company:
     (a) The representations and warranties of Parent and the Merging Company set forth in this Agreement are true and correct as of the date of this Agreement, and will also be true in all material respects (except for such changes as are contemplated by the terms of this Agreement and such changes as would be required to be made in the exhibits to this Agreement if such schedules were to speak as of the Effective Time) on and as of the Effective Time with the same force and effect as though made on and as of the Effective Time, except if and to the extent any failures to be true and correct would not, in the aggregate, have a material adverse effect on the business, operations, prospects or financial condition of Parent and its subsidiaries taken as a whole.

     (b) Parent and the Merging Company will have furnished the Surviving Company with such certificates, resolutions, opinions of counsel or other documents in connection with the Merger as may be reasonably requested by the Surviving Company.
ARTICLE V
COVENANTS
     5.1 Covenants of CSI, Parent and the Surviving Company. During the period from the date of this Agreement and continuing until the earlier of (i) the Effective Time or (ii) the termination of this Agreement, CSI, the Surviving Company and Parent each agree as to itself and its subsidiaries that (except as expressly contemplated or permitted by this Agreement, or to which the other party otherwise consents in writing):
     (a) Each party and its subsidiaries shall carry on their respective businesses in the usual, regular and ordinary course, consistent with past practice, and use its best efforts to preserve intact their present business organizations, keep available the services of their present officers and employees and preserve their relationships with customers, suppliers and others having business dealings with them.
     (b) No party shall, nor shall any party permit any of its subsidiaries to, take or agree to take any action that would or is reasonably likely to result in any of its representations and warranties set forth in this Agreement being untrue or in any of the conditions to the Merger set forth in Article IV not being satisfied.
     (c) Each of the parties shall give prompt notice to the other party of: (i) any notice of, or other communication relating to, a default or event which, with notice or the lapse of time or both, would become a default, received by it or any of its subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any agreement, indenture or instrument material to the business, operations, prospects or financial condition of it and its subsidiaries, taken as a whole, to which it or any of its subsidiaries is a party or is subject; (ii) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, which consent, if required, would breach the representations contained in Articles II and III; and (iii) any material adverse change in the business, operations, prospects or financial condition of it and its subsidiaries, taken as a whole.
     (d) The parties shall consult with each other before issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and in making any filings with any federal or state governmental or regulatory agency or with any national securities exchange with respect thereto.
     (e) Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement including, without limitation, (i) such actions as may be required to be taken under the Securities Act and applicable state securities or Blue Sky laws in connection with the Merger and the Consolidation Transaction, (ii) such actions as may be required to be taken under the Securities Act, applicable state securities or Blue Sky laws in connection with the issuance of OP Units and Common Stock contemplated hereby, and (iii) the preparation and filing of all other forms, registrations and notices required to be filed in connection with, arising out of or related to the transactions contemplated hereby and the taking of such actions as are necessary, appropriate or desirable to obtain any requisite approvals, consents, orders, exemptions, waivers by any public or private third party.
     (f) To the extent not already obtained, each of the parties shall use its best efforts to obtain as promptly as practicable any consents and waivers that are necessary or desirable for the purpose of voting upon, consenting to and/or consummating this Agreement and the transactions contemplated hereby.
     5.2 Distributions of Certain Amounts. The Surviving Company shall, prior to closing of the Consolidation Transaction, distribute to its Investors any and all cash held by the Surviving Company in excess of amounts specifically reserved for capital expenditures through December 31, 2006.
     5.3 Distributions of Common Stock and OP Units. The Surviving Company hereby instructs CSI and Parent to issue the Common Stock and OP Units, respectively, pursuant to the Merger, directly to each Eligible Investor who elected to receive Common Stock or OP Units in accordance with the irrevocable instructions provided by such Eligible Investor in his/her/its properly and timely completed Consent and Election Form, and, if applicable, in accordance with the terms of an agreement to redeem and transfer or other similar document, in each case signed by CSI, Parent, the Surviving Company and/or certain other parties named therein.
ARTICLE VI
ALTERNATIVE FORM OF TRANSACTION
     6.1 Alternative Forms. In the event the parties determine that the Merger is not practicable, whether for regulatory reasons, voting approvals, third party consents, or any other reason, the parties will use their best efforts to complete the Consolidation Transaction in one or more alternative forms, which may include without limitation:
     (a) Transfer of all or substantially all of the assets and liabilities of the Surviving Company to Parent or an affiliate of Parent in exchange for the consideration which would have been payable to the Investors in the Merger. Following any such asset transfer, the Surviving Company will promptly distribute such consideration to its Investors in accordance with their respective consideration elections.

     (b) Transfer by the Investors of their Interests in the Surviving Company to Parent or an affiliate of Parent in exchange for the consideration which would have been payable to the Investors in the Merger, in accordance with each such Investor’s consideration election.
     (c) Any other alternative form approved by the parties hereto.
ARTICLE VII
TERMINATION AND AMENDMENT
     7.1 Termination. This Agreement may be terminated by any party hereto, at any time prior to the Effective Time, if the Consolidation Transaction has not been completed within twelve (12) months after the date of this Agreement.
     7.2 Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 7.1 hereof, this Agreement will forthwith become void and have no effect, without any liability on the part of any party hereto or its affiliates, partners, members, managers, directors, officers or stockholders. Nothing contained in this Section 7.2 relieves any party from liability for any breach of this Agreement.
     7.3 Amendment. This Agreement may be amended by the parties hereto at any time prior to the Effective Time. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.
     7.4 Extension; Waiver. At any time prior to the Effective Time, the parties hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver will be valid only if set forth in a written instrument signed on behalf of such party.
ARTICLE VIII
MISCELLANEOUS
     8.1 Assignment. This Agreement and all of the provisions hereof are binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned (including by operation of law) by any party hereto without the prior written consent of the other parties.
     8.2 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
     8.3 Captions. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no caption had been used in this Agreement.
     8.4 Complete Agreement. This Agreement and the other agreements referred to or contemplated herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.
     8.5 Counterparts. This Agreement may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.
     8.6 Governing Law. The internal law (and not the law of conflicts) of the State will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.
     8.7 No Third Party Beneficiaries. No provision of this Agreement confers and is intended to confer upon any person, entity or organization other than the parties hereto any rights or remedies hereunder, other than the rights of the Interest holders of the Surviving Company to receive the consideration set forth in Section 4 of the Plan of Merger.

     IN WITNESS WHEREOF, the parties hereto have executed this Transaction Agreement as of the date first written above.

MERGING COMPANY:

[CSA MERGER SUB NO. ___, LLCB], a __________ limited liability company

By:	Cogdell Spencer Advisors, Inc. its Manager

By: ______________________________________
Name: ____________________________________
Title: _____________________________________

PARENT:

COGDELL SPENCER LP

By:	CS Business Trust I, its General Partner

By: ______________________________________
Name: ____________________________________
Title: _____________________________________

CSI:

COGDELL SPENCER INC.

By: ______________________________________
Name: ____________________________________
Title: _____________________________________

SURVIVING COMPANY:

[Insert Name of Existing Entity]

By:	Cogdell Spencer Advisors, Inc.

By: ______________________________________
Name: ____________________________________
Title: _____________________________________

EXHIBIT A
PLAN OF MERGER
     Section 1. Parties to the Merger. The participants in the merger transaction (the “Merger”) described in this Plan of Merger are as follows:
     Cogdell Spencer Inc., a Maryland corporation (“CSI”);
     Cogdell Spencer LP, a Delaware limited partnership (“Parent”);
Cogdell Merger Sub No. ___, a                      limited liability company (the “Merging Company”); and
[Insert name of the relevant Existing Entity], a                                                                (the “Surviving Company”), which has a [principal — for S.C. LLCs only] place of business at the following street address:                                                                                  .
     The Merger will be undertaken pursuant to the [Uniform — for S.C. LLCs only] [Limited Liability Company] [Limited Partnership] Act of the State of                      (the “State”).
     Section 2. The Merger. Subject to the terms and conditions contained herein, at the Effective Time (as defined below), the Merging Company will be merged with and into the Surviving Company, with the Surviving Company being the surviving company in the Merger. Upon the effectiveness of the Merger, the Merging Company will cease to exist and the Surviving Company will be a wholly owned subsidiary of Parent. Upon the effectiveness of the Merger, the separate existence of the Merging Company will cease, and the Surviving Company will possess all of the rights, privileges, immunities, powers and franchises of a public as well as of a private nature, and be subject to all of the restrictions, disabilities and duties, of the Merging Company, and all of the rights, privileges, immunities, powers and franchises of the Merging Company and all property, whether real, personal or mixed, and all debts due to the Merging Company on whatever account, and all subscriptions and choses in action of or belonging to the Merging Company will be vested in the Surviving Company; and all such property, rights, privileges, immunities, powers and franchises will be thereafter as effectually the property of the Surviving Company as they were of the Merging Company, and the title to any real estate vested by deed or otherwise in the Merging Company will not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of the Merging Company will be preserved unimpaired, and all debts, liabilities and duties of the Merging Company will be preserved unimpaired, and all debts, liabilities and duties of the Merging Company will thenceforth attach to the Surviving Company and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it, and any claim existing or action or proceeding by or against the Merging Company may be prosecuted by or against the Surviving Company. All acts, plans, policies, agreements, arrangements, approvals and authorizations of the Merging Company, its member, its manager, their respective general partners or managers, and their respective trustees, beneficiaries, partners, managers, officers, directors and agents which were valid and effective immediately prior to the effectiveness of the Merger will be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Company and will be as effective and binding thereon, in each case as the same were with respect to the Merging Company.
     Section 3. Consummation of the Merger. The Surviving Company shall cause articles of merger or other evidence of merger to be filed with the secretary of state of the State in such form as required by, and executed in accordance with, the relevant provisions of the Act (the “Articles of Merger”). The date and time when the Merger becomes effective are herein referred to as the “Effective Time.”
     Section 4. Conversion and Exchange of Interests. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, the Merging Company, the Surviving Company or the holder of any of the following securities:
     (a) Except as set forth in subsection (f) below, each issued and outstanding [unit] [one percent] of ownership interest (“Interest”) of the Surviving Company whose holder (i) is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended; and (ii) certified as to such status by executing and timely delivering an irrevocable exchange and subscription agreement satisfactory to CSI and parent (each, an “Eligible Investor”) and has elected to receive units of partnership interest in Parent will be canceled and the holder thereof shall receive in exchange therefore                      fully paid and nonassessable units of limited partnership interest of Parent (“OP Units”).
     (b) Except as set forth in subsection (f) below, each issued and outstanding [unit] [one percent] of Interest of the Surviving Company whose holder is an Eligible Investor and has elected to receive common stock of CSI will be canceled, and the holder thereof will receive in exchange therefor                      fully paid and nonassessable shares of common stock of CSI (“Common Stock”).
     (c) Each issued and outstanding [unit] [one percent] of Interest of the Surviving Company whose holder is not an Eligible Investor or whose holder has elected to receive cash, or whose holder has failed to make a timely election as to consideration will be canceled and the holder thereof shall receive in exchange therefore $                     in cash for each such [unit] [one percent] of percentage interest.
     (d) All of the issued and outstanding units of membership interest of the Merging Company will be converted into and become One Hundred (100) fully paid and non-assessable units of Interest of the Surviving Company, which shall be owned by Parent.
     (e) No fractional OP Units or shares of Common Stock will be issued pursuant to the Merger. Any fractional OP Units or shares of Common Stock will be rounded up to the next whole OP Unit or share of Common Stock and no cash will be paid for any fractional OP Units or shares of Common Stock.

     (f) The issued and outstanding Interests of the Surviving Company owned by Cogdell Spencer Advisors, Inc., James W. Cogdell and Frank C. Spencer will not be converted or exchanged in connection with the Merger or otherwise affected by the Merger and will remain as issued and outstanding Interests of the Surviving Company.
     Section 5. Further Assurances. If at any time after the Effective Time, the Surviving Company considers or is advised that any further deeds, assignments, assurances or any other acts are necessary, desirable or proper to vest, perfect or confirm, of record or otherwise, in the Surviving Company, the title to any property or right of the Merging Company acquired or to be acquired by reason, or as a result, of the Merger, the Merging Company agrees that the Surviving Company and its [manager] [general partner] and/or its attorney-in-fact are authorized to execute and deliver all such deeds, assignments and assurances and do all acts necessary, desirable or proper to vest, perfect or confirm title to such property or right in the Surviving Company, and the [manager] [general partner] and/or its attorney-in-fact of the Surviving Company is fully authorized in the name of the Merging Company or otherwise to take any and all such action.
     Section 6. Governing Documents.
     (a) The [articles of organization] [certificate of limited partnership] of the Surviving Company, as in effect at the Effective Time, will continue to be the [articles of organization] [certificate of limited partnership] of the Surviving Company until amended or repealed in accordance with the terms thereof and applicable law.
     (b) The [operating] [partnership] agreement of the Surviving Company, as in effect at the Effective Time, will continue to be the [operating] [partnership] agreement of the Surviving Company until amended or repealed in accordance with the provisions thereof, the other governing documents of the Surviving Company and applicable law.
     [For Existing Entities which are LLCs only:
     Section 7. Manager. The manager of the Surviving Company, as of the Effective Time, will be Parent, until its successors are duly elected and qualified in the manner provided in the operating agreement of the Surviving Company and applicable law, or until its earlier resignation or removal.]
     [For Existing Entities which are Georgia LLCs only:
     Section 8. Dissenting Members. Any member of the Surviving Company who does not vote in favor of the Merger and asserts such member’s dissenter’s rights in accordance with the provisions of Section 14-11-1004 of the Georgia Business Corporation Code and who complies with the provisions thereof, shall be entitled to receive the value of such shares in cash as determined pursuant to such provision of law; provided, however, that no such payment shall be made to any dissenting member unless and until such dissenting member has complied with the applicable provisions of Georgia law. In the event that, after the Effective Time, a dissenting member of the Surviving Company fails to perfect, or effectively withdraws or loses, such member’s right to appraisal and of payment for such member’s Interests, the Surviving Company shall issue and deliver the consideration to which such member is entitled under Section 4 of this Plan of Merger (without interest).]